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                                   OPTIONS VL

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT


                        SUPPLEMENT DATED OCTOBER 31, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000


         This supplement describes certain changes to your variable life insurance policy (the "Policy") issued by Providentmutual Life and Annuity Company of America ("PLACA"). THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         Please replace the fourth paragraph on page 27 of your prospectus under "Loan Privileges" in the DETAILED DESCRIPTION OF POLICY PROVISIONS section with the following:

         Interest Credited to Loan Account. As long as the Policy is in force, PLACA credits the amount in the Loan Account with interest at effective annual rates PLACA determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the Subaccounts or the Guaranteed Account: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. PLACA currently credits 4% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax adviser with respect to these consequences.